UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2006

STRATOS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30869	36-4360035
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7444 West Wilson Avenue, Chicago, IL		60706
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 867-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Amended and Restated Stock Plan
Amended and Restated Management Retention Agreement

Item 1.01. Entry into a Material Definitive Agreement.
     On September 13, 2006, the Board of Directors of Stratos International, Inc. amended and restated Stratos’ 2003 Stock Plan to provide for an automatic antidilution adjustment to awards under the plan and to make certain other updates in the plan. The amended and restated plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.
     On September 13, 2006, the Board of Directors approved annual grants of 12,000 shares of restricted stock for each non-employee director, pursuant to Stratos’ existing form of restricted stock agreement for non-employee directors.
     On September 19, 2006, Stratos and Richard C.E. Durrant agreed to an amended and restated management retention agreement which extends the duration of Mr. Durrant’s agreement to August 2007 and makes certain other changes. The foregoing summary of the amendments to the agreement is qualified in its entirety by reference to Exhibit 10.2 attached to this Current Report on Form 8-K.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 13, 2006, the Board of Directors formally elected Dale Reed, 58 as Stratos’ Senior Vice President for Sales and Marketing, and the Compensation Committee of the Board approved a salary package for Mr. Reed pursuant to which Mr. Reed’s annual salary will be $194,000. Mr. Reed previously entered into Stratos’ form of management retention agreement for executive officers, filed as Exhibit 10.1 to Stratos’ Form 8-K filed May 1, 2006.
     Prior to this role, Mr. Reed served as Vice President, Sales & Marketing at Stratos’ subsidiary, Trompeter Electronics, Inc. Prior to joining Trompeter in 1997, Mr. Reed spent six years as General Manager of a microwave frequency printed circuit board design/fabrication shop, leading that business’ transition from a narrow defense segment to a broader industrial customer base. Mr. Reed graduated with an Economics degree from Trinity College Hartford in 1970 and added postgraduate work from a variety of institutions over the years including Northwestern, Kent State, Byrant, Stanford, and Georgia State (MBA in 1979).
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
     The following exhibits are furnished with this document:

Exhibit
Number	Description of Exhibit
10.1	Amended and Restated Stratos International, Inc. 2003 Stock Plan

10.2	Amended and Restated Management Retention Agreement between Stratos International, Inc. and Richard C.E. Durrant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC.

By: /s/ Barry Hollingsworth
Name: Barry Hollingsworth
Title: Chief Financial Officer
Date: September 19, 2006

Exhibit Index

Exhibit
Number	Description of Exhibit
10.1	Amended and Restated Stratos International, Inc. 2003 Stock Plan

10.2	Amended and Restated Management Retention Agreement between Stratos International, Inc. and Richard C.E. Durrant.